Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             6.5798%


        Excess Protection Level
          3 Month Average  4.33%
          March, 1998  5.11%
          February, 1998  3.36%
          January, 1998  4.53%


        Cash Yield                                  18.54%


        Investor Charge Offs                        4.85%


        Base Rate                                   8.58%


        Over 35 Day Delinquency                     5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $33,909,306,783.29


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,867,972,264.80